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                                                       EXHIBIT (vi)
                                                       Page 1 of 3
                          PITNEY BOWES INC.
                    SUBSIDIARIES OF THE REGISTRANT

The Registrant, Pitney Bowes Inc., a Delaware Corporation, has no parent.

           The following are subsidiaries of the Registrant
                      (as of December 31, 1995)

                                                    Country or
                                                     state of
Company name                                       incorporation

Adrema Leasing Corporation                          Delaware
Adrema Maschinen und Auto-Leasing GmbH              Germany
Adrema Maschinenbau Inc.                            Delaware
Adrema Mobilien Leasing GmbH                        Germany
Andeen Enterprises, Inc.                            Panama
Artec International Corporation                     California
Atlantic Mortgage & Investment Corporation          Florida
B. Williams Holding Corp.                           Delaware
Cascade Microfilm Systems, Inc.                     California
Chas. P. Young Health Fitness & Management, Inc.    New York
Colonial Pacific Leasing Corporation                Massachusetts
Datarite Systems Ltd.                               England
Dodwell Pitney Bowes K.K.                           Japan
ECL Finance Company, N.V.                           Netherlands
Elmcroft Road Realty Corporation                    Connecticut
Financial Structures Limited                        Bermuda
FSL Valuation Services Inc.                         Connecticut
Harlow Aircraft Inc.                                Delaware
Informatech                                         California
La Agricultora Ecuatoriana S.A.                     Ecuador
Norlin Australia Investment Pty. Ltd.               Australia
Norlin Industries Limited                           Canada
Norlin Music (U.K.) Ltd.                            England
PB Forms, Inc.                                      Nebraska
PB Funding Corporation                              Delaware
PB Global Holdings Inc.                             Connecticut
PB Global Holdings II Inc.                          Connecticut
PB Global Holdings III Inc.                         Connecticut
PB Global Holdings IV Inc.                          Connecticut
PB Leasing Corporation                              Delaware
PB Leasing International Corporation                Delaware
PB Leasing Services Inc.                            Nevada
PBA Foreign Sales Corporation                       Barbados
PB World Trade Corporation (Disc)                   Delaware
PB CFSC I Inc.                                      Virgin Islands
PBL Holdings Inc.                                   Nevada
PB Nikko FSC Ltd.                                   Bermuda
PB Nihon FSC Ltd.                                   Bermuda
Pitney Bowes AG                                     Switzerland
Pitney Bowes Australia Pty. Limited                 Australia

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                                                       EXHIBIT (vi)
                                                       Page 2 of 3
SUBSIDIARIES OF THE REGISTRANT (continued)
                                                     Country or
                                                      state of
Company name                                        incorporation

Pitney Bowes Australia FAS Pty. Ltd.                Australia
Pitney Bowes Australia Funding Pty. Limited         Australia
Pitney Bowes Austria Ges.m.b.H                      Austria
Pitney Bowes of Canada Ltd.                         Canada
Pitney Bowes Canada Funding Limited                 Canada
Pitney Bowes Canada Holding Ltd.                    Canada
Pitney Bowes China Inc.                             Delaware
Pitney Bowes Credit Australia Limited               Australia
Pitney Bowes Credit Corporation                     Delaware
Pitney Bowes Data Systems, Ltd.                     England
Pitney Bowes de Mexico, S.A. de C.V.                Mexico
Pitney Bowes Deutschland GmbH                       Germany
Pitney Bowes Espana, S.A.                           Spain
Pitney Bowes Finance S.A.                           France
Pitney Bowes Finans Norway AS                       Norway
Pitney Bowes Finance PLC                            England
Pitney Bowes Finance Ireland Limited                Ireland
Pitney Bowes France S.A.                            France
Pitney Bowes Holdings Ltd.                          England
Pitney Bowes Holding SNC                            France
Pitney Bowes Hong Kong Inc.                         Delaware
Pitney Bowes Insurance Agency, Inc.                 Connecticut
Pitney Bowes International                          Ireland
Pitney Bowes International Holdings, Inc.           Delaware
Pitney Bowes Italia S.r.l.                          Italy
Pitney Bowes (Ireland) Limited                      Ireland
Pitney Bowes Leasing Ltd.                           Canada
Pitney Bowes Macau Limited                          Macau
Pitney Bowes Management Services, Inc.              Delaware
Pitney Bowes Management Services Canada, Inc.       Canada
Pitney Bowes Management Services Limited            England
Pitney Bowes Marking Systems Ltd.                   Delaware
Pitney Bowes Oy                                     Finland
Pitney Bowes Limited                                England
Pitney Bowes Properties Inc.                        Connecticut
Pitney Bowes Real Estate Financing Corporation      Delaware
Pitney Bowes Servicios, S.A. de C.V.                Mexico
Pitney Bowes Shelton Realty Inc.                    Connecticut
Pitney Bowes Svenska Aktiebolag                     Sweden
Pitney Bowes World Trade Corporation (FSC)          Virgin Islands
PREFCO I Inc.                                       Delaware
PREFCO I LP Inc.                                    Delaware
PREFCO II Inc.                                      Delaware
PREFCO II LP Inc.                                   Delaware
PREFCO III Inc.                                     Delaware
PREFCO III LP Inc.                                  Delaware
PREFCO IV Inc.                                      Delaware
PREFCO IV LP Inc.                                   Delaware

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                                                            EXHIBIT (vi)
                                                            Page 3 of 3
SUBSIDIARIES OF THE REGISTRANT (continued)
                                                     Country or
                                                      state of
Company name                                        incorporation

PREFCO V Inc.                                       Delaware
PREFCO V LP Inc.                                    Delaware
PREFCO VI Inc.                                      Delaware
PREFCO VI LP Inc.                                   Delaware
PREFCO VII Inc.                                     Delaware
PREFCO VII LP Inc.                                  Delaware
PREFCO VIII Inc.                                    Delaware
PREFCO VIII LP Inc.                                 Delaware
PREFCO IX Inc.                                      Delaware
PREFCO IX LP Inc.                                   Delaware
PREFCO X Inc.                                       Delaware
PREFCO X LP Inc.                                    Delaware
PREFCO XI Inc.                                      Delaware
PREFCO XI LP Inc.                                   Delaware
PREFCO XII Inc.                                     Delaware
PREFCO XII LP Inc.                                  Delaware
PREFCO XIII Inc.                                    Delaware
PREFCO XIII LP Inc.                                 Delaware
PREFCO XIV Inc.                                     Delaware
PREFCO XIV LP Inc.                                  Delaware
PREFCO XV Inc.                                      Delaware
PREFCO XV LP Inc.                                   Delaware
PREFCO XVI Inc.                                     Delaware
PREFCO XVI LP Inc.                                  Delaware
PREFCO XVII Inc.                                    Delaware
PREFCO XVII LP Inc.                                 Delaware
PREFCO XVIII Inc.                                   Delaware
PREFCO XVIII LP Inc.                                Delaware
RE Properties Management Corporation                Delaware
Remington Customer Finance Pty. Limited             Australia
Remington (PNG) Pty. Limited                        Papua New Guinea
Remington Pty. Limited                              Australia
ROM Holdings Pty. Limited                           Australia
ROM Securities Pty. Limited                         Australia
Sales and Service Training Center Inc.              Georgia
TECO/Pitney Bowes Co., Ltd. (50% owned)             Taiwan
Time-Sensitive Delivery Guide Inc.                  Delaware
Towers FSC, Ltd.                                    Bermuda
Universal Postal Frankers Ltd.                      England
Walnut Street Corp.                                 Delaware
1136 Corporation                                    Delaware
75 V Corp.                                          Delaware